SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  May 31, 1996
(Date of earliest event reported)

Commission File No. 33-99612-01




                    CS First Boston Mortgage Securities Corp.
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           Delaware                                     13-3320910
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  (State of Incorporation)                  (I.R.S. Employer Identification No.)




 55 East 52nd Street, New York, New York                 10055
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 Address of principal executive offices               (Zip Code)




                                 (212) 909-2000
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               Registrant's Telephone Number, including area code




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              (Former name, former address and former fiscal year,
                          if changed since last report)



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ITEM 5.  Other Events
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     On May 31, 1996,  CS First Boston  Mortgage  Securities  Corp.,  a Delaware
corporation (the "Registrant"), sold Adjustable Rate Certificates, Series 1996-1, Class A-1 (the "Offered Certificates"), having an aggregate original principal balance of $305,580,227. The Offered Certificates were issued pursuant to a Pooling Trust Agreement, dated as of May 31, 1996, among the Registrant, Norwest Bank Minnesota, National Association, as Certificate Administrator (the "Certificate Administrator"), The Chase Manhattan Bank (National Association), as Trustee (the "Trustee"), and Norwest Corporation, as Tax Beneficial Holder, (the "Agreement"), a copy of which is filed as an exhibit hereto. Adjustable Rate Certificates, Series 1996-1, Class IO and Class R were also issued pursuant to the Agreement.

     As of the date of initial issuance, the Offered Certificates evidenced 100% of the beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of (a) 13 classes (or portions of classes) of mortgage pass-through certificates (the "Mortgage Certificates"), each one of which is part of one of 11 series of mortgage pass-through certificates initially sold by the Resolution Trust Corporation and acquired by the Registrant in the secondary market, (b) a reserve fund, (c) a yield support agreement provided by Norwest Corporation and (d) a price maintenance agreement provided by Norwest Corporation.

     Interest on the Offered Certificates will be distributed on each Distribution Date (as defined in the Agreement). Monthly distributions in reduction of the principal balance of the Offered Certificates will be allocated to the Offered Certificates in accordance with the priorities set forth in the Agreement. Payments on the Mortgage Certificates will be unconditionally guaranteed as to payment of interest and principal to the extent described in the Agreement pursuant to the terms and conditions of a financial guaranty insurance policy issued by MBIA Insurance Corporation.

     An election will be made to treat the portion of the Trust Fund consisting of the Mortgage Certificates as a real estate mortgage investment conduit for federal income tax purposes (the "REMIC"). The Class A-1 and Class IO Certificates will be treated as "regular interests" in the REMIC and the Class R Certificate will be treated as the "residual interest" in the REMIC.



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ITEM 7.  Financial Statements and Exhibits
         ---------------------------------
                   (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                          Description
- -----------------                                    -----------
         (EX-4) Pooling Trust Agreement, dated as of May 31, 1996, among CS First Boston Mortgage Securities Corp., as Depositor, Norwest Bank Minnesota, National Association, as Certificate Administrator, The Chase Manhattan Bank (National Association), as Trustee, and Norwest Corporation, as Tax Beneficial Holder.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CS FIRST BOSTON MORTGAGE SECURITIES
                                      CORPORATION

May 31, 1996
                                    By:
                                           /s/  Gina Hubbell
                                         --   --------------
                                         Name:  Gina Hubbell
                                         Title: Vice President




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                                INDEX TO EXHIBITS
                                -----------------


                                                                   Paper (P) or
Exhibit No.     Description                                       Electronic (E)
- ----------      -----------                                       --------------

  (EX-4)        Pooling Trust Agreement, dated as of                    E
                May 31, 1996, among CS First Boston
                Mortgage Securities Corp., as Depositor,
                Norwest Bank Minnesota, National
                Association, as Certificate Administrator,
                The Chase Manhattan Bank (National
                Association), as Trustee, and Norwest
                Corporation, as Tax Beneficial Holder.



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                                    EXHIBIT 4
                                    ---------